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                                                              EXHIBIT 10(q)

                             SPLIT-DOLLAR AGREEMENT

          THIS AGREEMENT made and entered into this 25th day of March, 1996, by and among The Sherwin Williams Company, an Ohio corporation, with principal offices and place of business in the State of Ohio (hereinafter referred to as the "Corporation"), John G. Breen, an individual residing in the State of Ohio (hereinafter referred to as the "Employee"), and National City Bank, Trustee under Trust Agreement dated March 2, 1996, with John G. Breen and Mary J. Breen as Grantors (hereinafter referred to as the "Owner"),

          WITNESSETH THAT:

          WHEREAS, the Employee is employed by the Corporation; and

          WHEREAS, the Employee wishes to provide life insurance protection for his family, under policies of life insurance (hereinafter referred to jointly as the "Policies" and individually as a "Policy"), insuring his life and the life of his wife (hereinafter jointly referred to as the "Insureds"), which Policies are described in Exhibit A attached hereto and by this reference made a part hereof, and which are being issued by The Guardian Life Insurance Company of America (hereinafter referred to as the "Insurer"); and

          WHEREAS, the Corporation is willing to pay a portion of the premiums due on the Policies as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

          WHEREAS, Owner is the owner of the Policies and, as such, possesses all incidents of ownership in and to the Policies; and


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          WHEREAS, the Corporation wishes to have the Policies collaterally assigned to it by the Owner, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policies; and

          NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

          1. PURCHASE OF POLICIES. The Owner will contemporaneously purchase the Policies from the Insurer in the total aggregate face amount of $12,000,000. The parties hereto agree that they will take all necessary action to cause the Insurer to issue the Policies, and shall take any further action which may be necessary to cause the Policies to conform to the provisions of this Agreement. The parties hereto agree that the Policies shall be subject to the terms and conditions of this Agreement and of the collateral assignments filed with the Insurer relating to the Policies.

          2. OWNERSHIP OF POLICIES. The Owner shall be the sole and absolute owner of the Policies, and may exercise all ownership rights granted to the owner thereof by the terms of the Policies, except as may otherwise be provided herein.

          3. POLICY DIVIDENDS. Any dividend declared on either Policy shall be applied to purchase paid-up additional insurance on the lives of the Insureds. The parties hereto agree that the dividend election provisions of the Policies shall conform to the provisions hereof.

          4. PAYMENT OF PREMIUMS. On or before the due date of each Policy premium, or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Employee

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and the Owner notice of timely payment of such premium. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes, if any, as a result of the insurance protection provided the Owner as the beneficiary of the Policies.

          5. COLLATERAL ASSIGNMENT. To secure the repayment to the Corporation of the amount of the premiums on the Policies paid by it hereunder, the Owner has, contemporaneously herewith, assigned the Policies to the Corporation as collateral, under the form used by the Insurer for such assignments. The collateral assignments of the Policies to the Corporation hereunder shall not be terminated, altered or amended by the Owner, without the express written consent of the Corporation. The parties hereto agree to take all action necessary to cause such collateral assignments to conform to the provisions of this Agreement.

          6. LIMITATIONS ON OWNER'S RIGHTS IN POLICIES. Except as otherwise provided herein, the Owner shall not sell, assign, transfer, borrow against, surrender or cancel either Policy, change the beneficiary designation provision thereof, nor terminate the dividend election thereof without, in any such case, the express written consent of the Corporation.

          7. COLLECTION OF DEATH PROCEEDS.

            a. Upon the death of the survivor of the Insureds, the Corporation and the Owner shall cooperate to take whatever action is necessary to collect the death benefit provided under the Policies; when such benefits have been collected and paid as provided herein, this Agreement shall thereupon terminate.

            b. Upon the death of the survivor of the Insureds, the Corporation shall have the unqualified right to receive a portion of the death benefit of each Policy equal to

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the total amount of the premiums paid by it hereunder with respect to such
Policy (which amount shall be calculated subject to the provisions of paragraph c below), reduced by any outstanding indebtedness which was incurred by the Corporation and secured by such Policy, including any interest due on such indebtedness. The balance of the death benefit provided under such Policy, if any, shall be paid directly to the Owner in the manner and in the amount or amounts provided in the beneficiary designation provision of such Policy. In no event shall the amount payable to the Corporation hereunder with respect to any one Policy exceed the death benefit of such Policy payable as a result of the maturity of such Policy as a death claim. No amount shall be paid from such death benefit to the Owner until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policies shall conform to the provisions hereof.

          c. For purposes of calculating the total amount of premiums paid by the Corporation hereunder with respect to a Policy, the Owner shall be deemed to have contributed toward each annual premium payment due with respect to such Policy (and the Corporation shall not be deemed to have contributed) an amount equal to the annual cost of current life insurance protection on the joint lives of the Insureds, measured by the U.S. Life Table 38, while both are alive and thereafter measured by the lower of the PS 58 rate, set forth in Revenue Ruling 55-747 (or the corresponding applicable provision of any future Revenue Ruling), or the Insurer's current published premium rate for annually renewable term insurance for standard risks.

          d. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under a Policy upon the

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death of the survivor of the Insureds and in lieu thereof the Insurer refunds all or any part of the premiums paid for such Policy, the Corporation and the Owner shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.

          8. TERMINATION OF THE AGREEMENT DURING THE LIFETIME OF THE INSUREDS. This Agreement shall terminate, while either of the Insureds is alive, upon the mutual written consent of the parties.

          9. DISPOSITION OF THE POLICIES ON TERMINATION OF THE AGREEMENT DURING THE LIFETIME OF THE INSUREDS.

             a. For sixty (60) days after the date of the termination of this Agreement during the lifetime of the Insureds, the Owner shall have the option of obtaining the release of the collateral assignment of either or both of the Policies to the Corporation. To obtain such release with respect to a Policy, the Owner shall repay to the Corporation the greater of (1) the then cash surrender value of such Policy, or (2) the total amount of the premium payments made by the Corporation hereunder with respect to such Policy (which amount shall be calculated subject to the provisions of paragraph c below), less, in either case, any indebtedness secured by such Policy which was incurred by the Corporation and remains outstanding as of the date of such termination, including any interest due on such indebtedness. Upon receipt of such amount, the Corporation shall release the collateral assignment of such Policy, by the execution and delivery of an appropriate instrument of release.

             b. If the Owner fails to exercise such option within such sixty
(60) day period with respect to one or both of the Policies, then, at the request of the Corporation, the Owner shall execute any document or documents required by the Insurer to transfer to the

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Corporation the interest of the Owner in those Policies for which a release of the collateral assignment was not obtained. Alternatively, the Corporation may enforce its right to be repaid the amount of the premiums on any such Policy paid by it (which amount shall be calculated subject to the provisions of paragraph c below) from the cash surrender value of such Policy under the collateral assignment of such Policy; provided that in the event the cash surrender value of such Policy exceeds the amount due the Corporation, such excess shall be paid to the Owner. Thereafter, neither the Owner nor the Owner's successors, assigns or beneficiaries shall have any further interest in and to any such Policy, either under the terms thereof or under this Agreement.

               c. For purposes of calculating the total amount of premiums paid by the Corporation hereunder with respect to a Policy, the Owner shall be deemed to have contributed toward each annual premium payment due with respect to such Policy (and the Corporation shall not be deemed to have contributed) an amount equal to the annual cost of current life insurance protection on the joint lives of the Insureds, measured by the U.S. Life Table 38, while both are alive and thereafter measured by the lower of the PS 58 rate, set forth in Revenue Ruling 55-747 (or the corresponding applicable provision of any future Revenue Ruling), or the Insurer's current published premium rate for annually renewable term insurance for standard risks.

          10. INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under the Policies by payment of the death benefit of the Policies to the beneficiary or beneficiaries named in the Policies, subject to the terms and conditions of the Policies. In no event shall the Insurer be considered a party to this Agreement, or any modification or

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amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policies, except insofar as the provisions hereof are made a part of a Policy by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

          11. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION.

               a. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

               b. As a participant in the Plan you are guaranteed certain rights and protection under the Employee Retirement Income Security Act of 1974. ERISA provides that all Plan participants shall be entitled to:

                    (1) Examine, without charge, at the principal place of business of the Corporation, all documents filed by the Plan with the U.S. Department of Labor, such as annual reports and Plan descriptions;

                    (2) Obtain copies of all non-confidential Plan documents and other Plan information upon written request to the Corporation. The Corporation may make a reasonable charge for the copies; and

                    (3) File suit in a federal court if any materials requested are not received within 30 days of your written request, unless the materials were not sent due to

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matters beyond the control of the Corporation. The court may require the
Corporation to pay up to $100 a day until the materials are received.


               c. In addition to creating rights for Plan participants, ERISA also imposes obligations upon the persons responsible for the operation of the employee benefit plan. These persons are referred to as "fiduciaries" in the law. Fiduciaries must act solely in the interest of the Plan participants, and they must exercise prudence in the performance of their Plan duties. Fiduciaries who violate ERISA may be removed and required to make good any losses they have caused this Plan or the Corporation.

               d. If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights.

               e. Your employer may not fire or discriminate against you to prevent you from obtaining a benefit or exercising your rights under ERISA.

               f. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If the Corporation misuses the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor or file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if it finds your claim is frivolous or for such other reasons as the court may determine.

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                    g. If you have any questions about your Plan, you should
contact the Secretary Corporation. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                    h. CLAIMS PROCEDURE. Any Participant who believes that he or she is entitled to a benefit under the Plan which he or she has not received because the Corporation has denied the benefit in whole or in part, may file with the Corporation a written claim specifying the basis of his or her complaint and the facts upon which he or she relies in making such claim. Such claim must be witnessed by the claimant or his or her authorized representative and shall be deemed filed when received by the Corporation. Unless such claim is allowed in total by the Corporation, the Corporation shall respond in writing to the claimant advising him or her of the total or partial denial of his or her claim. Such notice shall include:

                      (1) The reasons for denial of the claim;

                      (2) Reference to the provisions of the Plan upon which the denial of the claim was based;

                      (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material and information is necessary; and

                      (4) An explanation of the review procedure.

Within six (6) months after the mailing of such notice of denial, the claimant can appeal such denial by filing with a special review committee appointed by the Corporation his or her written request for review of said claim. A special review committee shall consist of no less

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than three (3) disinterest parties to the claimant. If an appeal is so filed within the six (6) month period, the special review committee shall conduct a full and fair review of such claim and mail to the claimant not later than sixty
(60) days after receipt of a request for review a written decision of the matter based upon the facts and pertinent provisions of the Plan. Such decision shall state the reason for the decision as well as references to the pertinent Plan provisions in which the decision is based. During the full review, the claimant shall be given the opportunity to review documents that are pertinent to his or her claim and to submit issues and comments in writing to the special review committee, or, if he or she requests a hearing, to present his or her case in person or by an authorized representative at a hearing scheduled by the special review committee. In the event the claimant requests a hearing, the time period for the special review committee to tender a decision upon a claim shall be extended from sixty (60) to one hundred twenty (120) days after receipt of request for review.

                      i. Notwithstanding any other provisions of this Plan, a Participant or Beneficiary, who has decision make or other administrative authority with respect to the Plan may not decide matters affecting his or her own benefits under the Plan as a Participant functioning in such capacity.

                      j. Neither the establishment of the Plan or any modification thereof, or the creation of any fund or account, or the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Corporation or any officer or employee thereof, except as provided by law or by any Plan provisions. The Corporation does not in any way guarantee the Participant's benefits from loss or depreciation. In no event shall the Corporation's employees, officers, directors or stockholders be liable to

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any person on account of any claim arising by reason of the provisions of the
Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, any contribution thereto or distribution therefrom.

          12. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

          13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, the Owner, and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

          14. NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

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          15. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Ohio.

          IN WITNESS WHEREOF, the parties hereto have executed multiple original copies of this Agreement, as of the day and year first above written.


                                             The Sherwin-Williams Company


                                             By      /s/
                                               -----------------------------
                                                 Title:
                                                       ---------------------
ATTEST:

      /s/
---------------------------
Secretary
                                                      "Corporation"


                                                     /s/
                                             -------------------------------
                                             John G. Breen,
                                                      "Employee"


                                            Trust Agreement dated March 2,1996
                                            with John G. Breen and Mary J. Breen
                                            as Grantors


                                            By       /s/
                                              ------------------------------
                                              National City Bank, Trustee
                                                           "Owner"

                                                     /s/
                                             -------------------------------

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